UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2015

Veeva Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 452-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2015, Veeva Systems Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that its indirect subsidiary, Veeva U.K. Holdings Limited (the “Purchaser”), acquired all of the share capital of Mineral Newco Ltd. (the “Target”), a company organized under the laws of the United Kingdom that is the ultimate parent company of Zinc Ahead Holdings Ltd, Zinc Ahead Ltd, Zinc Ahead Inc., Zinc Ahead PTY LTD and Zinc Ahead (Japan) KK, collectively referred to as “Zinc Ahead.”  This Current Report on Form 8-K/A amends and supplements Items 2.01 and 9.01 of the Original Form 8-K to provide the disclosures required by Item 9.01 of Form 8-K, which were not previously filed with the Original Form 8-K, including the required historical financial information of Zinc Ahead and the required pro forma financial statements. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Mineral Newco Ltd. for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b), are attached hereto in Exhibit 99.1 and incorporated by reference herein.

The Independent Auditors’ Report, issued by Grant Thornton UK LLP, dated December 9, 2015, relating to Mineral Newco Ltd.’s audited financial statements described above, is attached hereto in Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information for the Company, after giving effect to the acquisition of Zinc Ahead and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditor, Grant Thornton UK LLP.
99.1	Audited consolidated financial statements of Mineral Newco Ltd. as of March 31, 2015 and for the year ended March 31, 2015 and the notes related thereto.
99.2	Unaudited pro forma condensed combined statements of income for the year ended January 31, 2015 and nine-month period ended October 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

By:	/s/ TIMOTHY S. CABRAL
Timothy S. Cabral
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: December 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditor, Grant Thornton UK LLP.
99.1	Audited consolidated financial statements of Mineral Newco Ltd. as of March 31, 2015 and for the year ended March 31, 2015 and the notes related thereto.
99.2	Unaudited pro forma condensed combined statements of income for the year ended January 31, 2015 and nine-month period ended October 31, 2015.